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                                                                   Exhibit 10.32
UNION BANK OF CALIFORNIA, N.A.


                      AMENDMENT TO BUSINESS LOAN AGREEMENT


THIS THIRD AMENDMENT ("Amendment") is made effective as of the 19th day of December, 1996, by and between Calnetics Corporation, a California corporation; Manchester Plastics, Co., Inc., a California corporation, NY-Glass Plastics, Inc., a California corporation and Agricultural Products, Inc., a California corporation ("Borrower") and The Bank of California, a division of Union Bank of California, N.A. ("Bank").


                                    RECITALS

A. Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Business Loan agreement dated June 20, 1994 as amended January 2, 1996 and June 24, 1996 (the "Agreement");

B. Borrower and Bank have agreed to amend the Agreement to reflect certain changes in the terms and conditions set forth therein.

NOW, THEREFORE, the parties hereto agree as follows:

1. The names The Bank of California, N.A. and/or The Bank of California, a division of Union Bank of California, N.A. as stated throughout the Agreement and Amendments is deleted and the name Union Bank of California, N.A. is substituted therefor.

2. Section 1.3(a) of the Agreement, INTEREST RATE, is hereby amended by deleting Bank's Prime Rate plus three quarters (.75) percentage point and by substituting Bank's Reference Rate plus one quarter (.25) percentage point therefor.

3. Section 7.4 TANGIBLE NET WORTH, the first paragraph of this section is hereby amended in its entirety to read as follows:

         7.4 TANGIBLE NET WORTH. To maintain on a consolidated basis tangible net worth equal to at least Six Million Dollars ($6,000,000), as calculated on the last day of each such quarter.

4. Section 7.5 of the Agreement, TOTAL LIABILITIES TO TANGIBLE NET WORTH, is hereby amended by deleting the ratio 2.00:1.00 and substituting the ratio of 1.50:1.00 therefor.





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                          GENERAL AMENDMENT PROVISIONS

         A. Except as specifically provided herein, all terms and conditions of the Agreement remain in full force and effect, without waiver or modification. All terms defined in the Agreement shall have the same meaning when used in this Amendment, and this Amendment and the Agreement and previous Amendments shall be read together as one document. Where any provisions of the Agreement amended by this Amendment appear in a promissory note tied to the Agreement, the same provisions in said promissory note shall be deemed likewise amended.

         B. Borrower hereby confirms all representations and warranties contained in the Agreement and reaffirms all covenants set forth therein. Further, Borrower certifies that, as of the date of this Amendment, there exist no Event of Default as defined in the Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to become effective as of the date and year first written above.

UNION BANK OF CALIFORNIA, N.A.


By: /s/ Robert Dalton                    By: /s/ Greg Adamson
    -------------------------               -------------------------
    Robert Dalton,                          Greg Adamson,
    Vice President & Portfolio Mgr.         Vice President & Sr. Portfolio Mgr.


Calnetics Corporation, a California Corporation    Date:       12/31/96
                                                        ----------------


By: /s/ Clinton G. Gerlach
    -------------------------
         Clinton G. Gerlach,
         Chairman of the Board and President


By: /s/ Steven L. Strawn
    -------------------------
         Steven L. Strawn,
         Vice President








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Manchester Plastics Co., Inc., a California Corporation


By: /s/ Steven L. Strawn
    -------------------------
        Steven L. Strawn,
        President

By: /s/ Clinton G. Gerlach
    -------------------------
        Clinton G. Gerlach,
        Chairman of the Board


NY-Glass Plastics, Inc., a California Corporation


By: /s/ Michael A. Hornak
    -------------------------
        Michael A. Hornak,
        President

By: /s/ Clinton G. Gerlach
    -------------------------
        Clinton G. Gerlach,
        Chairman of the Board


Agricultural Products, Inc., a California Corporation


By: /s/ Lon Schultz
    -------------------------
        Lon Schultz,
        President









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